Exhibit 10.3

EXECUTION VERSION

SECOND AMENDMENT TO REIMBURSEMENT AGREEMENT

THIS SECOND AMENDMENT TO REIMBURSEMENT AGREEMENT, dated as of August 28, 2015 (this “Amendment”), is entered into among WILLIAMS-SONOMA, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Parent”), Williams-Sonoma Singapore Pte. Ltd., a corporation duly organized and validly existing under the laws of Singapore (“Williams-Sonoma Singapore” and collectively with the Parent, the “Borrowers”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the “Bank”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Reimbursement Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers and the Bank are parties to that certain Reimbursement Agreement, dated as of August 30, 2013 (as amended or modified from time to time, the “Reimbursement Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Reimbursement Agreement as provided herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendments.

(a)	The following definitions are hereby added to Section 1.01 of the Reimbursement Agreement in the appropriate alphabetical order to read as follows:

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Sanction(s)” means any economic, financial or trade sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

(b)	The definition of “Maturity Date” in Section 1.1 of the Reimbursement Agreement is hereby amended to read as follows:

“Maturity Date” means August 27, 2016.

(c)	A new Section 6.18 is hereby added to the Reimbursement Agreement to read as follows:

6.18	OFAC/Anti-Corruption Laws.

Neither the Borrowers, nor any of their Subsidiaries, nor, to the knowledge of the Borrowers and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity currently the subject of any Sanctions, nor are the Borrowers or any of their Subsidiaries located, organized or resident in a Designated Jurisdiction.

The Borrowers and their Subsidiaries have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

(d)	A new Section 7.4 is hereby added to the Reimbursement Agreement to read as follows:

7.4	Sanctions.

The Borrowers will not, nor will they permit any of their Subsidiaries to directly or indirectly, use the proceeds of any extension of credit hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction) of Sanctions. The Borrowers will not, nor will they permit any of their Subsidiaries to directly or indirectly, use the proceeds of any extension of credit hereunder for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, or other similar legislation in other jurisdictions.

2. Effectiveness; Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions precedent:

(a) Execution of Counterparts of Amendment. The Bank shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each Borrower, each of the Guarantors and the Bank.

(b) Resolutions, Etc. The Bank shall have received, in form and substance satisfactory to the Bank, (i) for each of the Borrowers and the Guarantors, resolutions of its board of directors (or similar governing body) certified by its Secretary or an Assistant Secretary which authorize its execution, delivery and performance of this Amendment and (ii) such other documents as the Bank may reasonably request.

3. Expenses. The Parent agrees to reimburse the Bank for all reasonable out-of-pocket costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

4. Ratification of Reimbursement Agreement. Each Borrower and each Guarantor acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Transaction Documents, as amended hereby. This Amendment is a Transaction Document.

5. Authority/Enforceability. Each Borrower and each Guarantor represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Borrower and Guarantor and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights and general principles of equity.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The execution and delivery of this Amendment does not (i) contravene the terms of its articles of incorporation, bylaws or other organizational documents (as applicable) or (ii) violate any applicable law, rule or regulation.

6. Representations and Warranties of the Borrowers. Each Borrower represents and warrants to the Bank that after giving effect to this Amendment (a) the representations and warranties set forth in Article 6 of the Reimbursement Agreement are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (b) no event has occurred and is continuing which constitutes a Default.

7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

11. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	WILLIAMS-SONOMA, INC.,
a Delaware corporation

	By:	/s/ Julie Whalen
	Name:	Julie Whalen
	Title:	Chief Financial Officer

WILLIAMS-SONOMA SINGAPORE PTE. LTD.

	By:	/s/ Beth Thompson
	Name:	Beth Thompson
	Title:	Director

ACKNOWLEDGED AND AGREED:

GUARANTORS:	WILLIAMS-SONOMA, INC.
REJUVENATION INC.
SUTTER STREET MANUFACTURING, INC.
WILLIAMS-SONOMA ADVERTISING, INC.
WILLIAMS-SONOMA DIRECT, INC.
WILLIAMS-SONOMA DTC, INC.
WILLIAMS-SONOMA DTC TEXAS, INC.
WILLIAMS-SONOMA GIFT MANAGEMENT, INC.
WILLIAMS-SONOMA RETAIL SERVICES, INC.
WILLIAMS-SONOMA STORES, INC.

	By:	/s/ Julie Whalen
	Name:	Julie Whalen
	Title:	Chief Financial Officer

WILLIAMS-SONOMA, INC.

SECOND AMENDMENT TO REIMBURSEMENT AGREEMENT

BANK:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Conan Schleicher
	Name:	Conan Schleicher
	Title:	SVP

WILLIAMS-SONOMA, INC.

SECOND AMENDMENT TO REIMBURSEMENT AGREEMENT